UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 12, 2014

UNIQUE UNDERWRITERS, INC.

(Exact name of registrant as specified in its charter)

TEXAS (State or other jurisdiction of incorporation)	000-55037 (Commission File Number)	27-0631947 (IRS Employer Identification No.)

121 North Commercial Drive

Mooresville, NC 28115

(Address of principal executive offices)

13601 Preston Road Suite 317

Dallas, TX 75240

(Former Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (704) 902-5380

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 4.01 Changes in Registrant’s Certifying Accountant.

On April 12, 2014, Bongiovanni & Associates, CPA’s (“B&A”) resigned from its position as principal independent auditor of Unique Underwriters Inc. (“Registrant”). B&A had been retained in that position since October 2010 and audited Registrant’s financial statements for the years ended June 30, 2013, 2012, 2011 and 2010. Simultaneously, Registrant engaged Silberstein Ungar, PLLC (“Silberstein”) as its independent registered public accounting firm. The resignation of B&A and the engagement of Silberstein were approved by Registrant’s Board of Directors.

B&A's audit reports regarding Registrant's financial statements for the years ended June 30, 2013 and 2012, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to the uncertainty, audit scope or accounting principles, except that their audit reports for the years ended June 30, 2013 and 2012 contained a going concern qualification.

During Registrant’s two most recent fiscal years and the subsequent interim period preceding to the resignation of M&A, Registrant had no disagreements with the firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreement if not resolved to the satisfaction of B&A would have caused it to make reference to the subject matter of the disagreement in connection with its report.

During Registrant’s two most recent fiscal years and the subsequent interim period prior to retaining Silberstein (1) neither Registrant nor anyone on Registrant’s behalf consulted Silberstein regarding (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant’s financial statements or (b) any matter that was the subject of a disagreement or a reportable event as set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K, and (2) Silberstein did not provide Registrant with a written report or oral advice that they concluded was an important factor considered by Registrant in reaching a decision as to accounting, auditing or financial reporting issue.

Registrant provided B&A with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that the firm furnish Registrant with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided by B&A is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

16.1 Letter dated April 16, 2014 from Bongiovanni & Associates, CPA’s

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIQUE UNDERWRITERS, INC.

Date: April 16, 2014	BY:/s/ Robert Luciano
Chief Executive Officer/Director